                             BRINSON STRATEGY FUND
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                      STATEMENT OF ADDITIONAL INFORMATION

    Brinson Strategy Fund is a diversified series of Brinson Managed Investments Trust ('Trust'), a professionally managed, open-end management investment company organized as a Massachusetts business trust.

    Brinson Advisors, Inc. ('Brinson Advisors'), serves as the investment advisor, administrator and principal underwriter for the fund. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. As the fund's principal underwriter, Brinson Advisors selects dealers for the sale of fund shares.

    Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ('SAI'). The Annual Report accompanies this SAI. You may obtain an additional copy of the fund's Annual Report without charge by calling toll-free 1-800-647-1568.

    This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated November 5, 2001. A copy of the Prospectus may be obtained by calling your investment professional or by calling the fund toll-free 1-800-647-1568. This SAI is dated November 5, 2001.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
The Fund and Its Investment Policies........................    2
The Fund's Investments, Related Risks and Limitations.......    2
Strategies Using Derivative Instruments.....................   11
Organization of the Trust; Trustees and Officers; Principal
  Holders and Management Ownership of Securities............   19
Investment Advisory, Administration and Principal
  Underwriting Arrangements.................................   28
Portfolio Transactions......................................   31
Reduced Sales Charges, Additional Exchange and Redemption
  Information and Other Services............................   33
Conversion of Class B Shares................................   35
Valuation of Shares.........................................   36
Performance Information.....................................   36
Taxes.......................................................   38
Other Information...........................................   40
Financial Statements........................................   42

                      THE FUND AND ITS INVESTMENT POLICIES

    The fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of the fund may be changed by the board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

    The fund's investment objective is long-term capital appreciation. The fund seeks to achieve this objective by investing at least 80% of its assets in the securities of issuers that are on UBS Warburg's Highlighted Stocks 'sm' list (previously known as PaineWebber's Highlighted Stocks list). UBS Warburg is a business group of UBS AG and operates through branches and subsidiaries of UBS AG around the world. In the United States, UBS Warburg's securities activities are conducted through UBS Warburg LLC and UBS PaineWebber Inc. ('UBS PaineWebber'sm''), U.S. registered broker-dealers. The Highlighted Stocks list consists primarily of common stocks of relatively large U.S. and foreign companies. The fund may invest up to 20% of its assets in short-term debt obligations, money market instruments and options and futures contracts. (UBS PaineWebber is a service mark of UBS AG.)

    The fund will purchase a security that has been added to or sell a security that has been removed from the Highlighted Stocks list after publication of that change. Under normal circumstances, the fund will not purchase stocks that are not included on the Highlighted Stocks list or keep stocks that have been removed from the Highlighted Stocks list.

    There is no assurance that the fund will be able to maintain an equal weighting of assets among all the stocks on the Highlighted Stocks list. In certain instances, such as when the Highlighted Stocks list contains fewer than 20 stocks, the fund may choose not to re-balance its portfolio following an announced change to the Highlighted Stocks list. The fund may be unable to purchase or sell sufficient securities due to market restrictions or diversification and illiquid security limitations imposed by the Investment Company Act of 1940, as amended ('Investment Company Act'). In such circumstances, the fund may purchase options and futures contracts on security indices, index-based securities such as Standard and Poor's Depositary Receipts ('SPDRs') and stocks not on the Highlighted Stocks list.

    The fund is designed for investors seeking long-term capital appreciation from a fully invested, all-equity portfolio. The fund is not a market-timing vehicle and not a complete investment program. Both the stocks on the Highlighted Stocks list and the investment themes will change from time to time. Changes to the list of stocks are normally made monthly but may be made more frequently. Themes have changed less frequently in the past.

    Other Investment Policies. The fund may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued basis and may purchase or sell securities for delayed delivery. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow up to 33 1/3% of its total assets. See 'Investment Limitations on the Fund' for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell securities short 'against the box.'

    Highlighted Stocks is a service mark of UBS PaineWebber Inc.

             THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

    The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or this SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.

    EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

    Preferred stock has certain fixed income features, like a bond, but is actually an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

    While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the fund may experience a substantial or complete loss on an individual equity investment.

    HIGHLIGHTED STOCKS LIST RISK. There can be no assurance that the equity securities of issuers on the Highlighted Stocks list will perform as anticipated. The past performance of these securities and issuers cannot be used to predict the future results of either the Highlighted Stocks list or the fund. The fund's investment results will not be identical to those of the Highlighted Stocks list for a number of reasons, including: (1) the timing of the fund's purchase and sale of stocks in response to changes in the Highlighted Stocks list -- the fund will buy and sell stocks only after publication of the changes to the Highlighted Stocks list has been made; (2) the fund's cash flow from purchases and sales of fund shares, which can occur daily and will result in portfolio purchases and sales; (3) the fees and expenses, including the costs of buying and selling stocks, that the fund bears; (4) the fund's possible inability to add to or subtract from its holdings of a stock on the Highlighted Stocks list at a given time, particularly in connection with the re-balancing of the fund's portfolio to establish equal weightings of its assets among the stocks on the Highlighted Stocks list; and (5) the fund's investment of part of its assets in short-term debt obligations, money market instruments and options and futures contracts. The fund may invest in these instruments, for example, for liquidity in anticipation of shareholder sales of fund shares or because the diversification requirements that apply to mutual funds prevent it from investing substantially all its assets in the stocks that are on the Highlighted Stocks list.

    While the fund intends to track the composition of the Highlighted Stocks list, the fund's purchases and sales of securities which are added to and deleted from the Highlighted Stocks may not be completed on the first trading day after changes to the Highlighed Stocks list are announced and in certain cases, may take several days or weeks to complete. Moreover, the purchases and sales of the fund, and other investors following the Highlighted Stocks list, could create a temporary imbalance between the supply and demand of the stocks on the list. This imbalance could adversely affect the time it takes the fund to complete its transactions, as well as the prices the fund pays or receives.

    UBS Warburg could at any time suspend or terminate publication of the Highlighted Stocks list. In that event, the fund will determine how to proceed consistent with its investment objective and the interests of its shareholders. It is also possible that the Highlighted Stocks list would include fewer securities than are necessary for the fund to satisfy the diversification requirements for qualifying as a regulated investment company under the Internal Revenue Code. See 'Taxes.' In that event, the fund will invest in short-term debt obligations, money market instruments, options and futures contracts, index-based securities such as SPDRs and stocks not on the Highlighted Stocks list.

    It is possible that the Highlighted Stocks list will include stocks of issuers for which UBS Warburg, UBS PaineWebber or one of their affiliates performs banking services for which it receives fees, as well as stocks of issuers in which UBS Warburg, UBS PaineWebber or one of their affiliates makes a market and may have long or short positions. Fund purchases and sales will be affected by market conditions following publication of changes to the Highlighted Stocks list and will be subject to competing orders by other UBS Warburg and UBS PaineWebber clients who invest based on the Highlighted Stocks list recommendations. If a stock is removed from or no longer appears on the Highlighted Stocks list because UBS Warburg or one of its affiliates is engaged in activities such as those mentioned above, the fund may continue to regard that stock as being on the Highlighted Stocks list.

    Brinson Advisors does not have access to information regarding additions to or deletions from the Highlighted Stocks list prior to their publication. The Highlighted Stocks list is not maintained for the purpose of managing any account or investment company such as the fund. In addition to being available to the fund, the Highlighted Stocks list is also available to other clients of UBS Warburg and its affiliates, including Brinson Advisors, which may trade on the basis of the Highlighted Stocks list.

UBS Warburg and UBS PaineWebber publish other lists of recommended securities that could be appropriate for fund investors but which are not used by Brinson Advisors for the fund.

    INVESTING IN FOREIGN SECURITIES. If the Highlighted Stocks list includes foreign securities, the fund will invest in them. Investing in foreign securities involves more risks than investing in the United States. The value of foreign securities is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

    Securities of foreign issuers may not be registered with the Securities and Exchange Commission ('SEC'), and foreign issuers may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

    Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of the fund's assets are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Foreign securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose the fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

    The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investment. Costs associated with the exchange of currencies also make foreign investment more expensive than domestic investing.

    If the Highlighted Stocks list includes foreign securities, the fund may invest in depositary receipts, including American Depositary Receipts ('ADRs'), European Depositary Receipts ('EDRs') and Global Depositary Receipts ('GDRs'), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of the fund's investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

    ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through 'sponsored' or 'unsponsored' arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

    The fund anticipates that its brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. However, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Although the fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

    Investment income and gains on certain foreign securities in which the fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the fund would be subject. In addition, substantial limitations may exist in certain countries with respect to the fund's ability to repatriate investment capital or the proceeds of sales of securities.

    FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of the fund's foreign investments. The fund's share value may change significantly when its investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

    The fund values its assets daily in U.S. dollars and does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. From time to time the fund's foreign currencies may be held as 'foreign currency call accounts' at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the fund could suffer a loss of some or all of the amounts deposited. The fund may convert foreign currency to U.S. dollars from time to time.

    The value of the assets of the fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. The fund conducts its currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

    ILLIQUID SECURITIES. The term 'illiquid securities' means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those which Brinson Advisors has determined are liquid pursuant to guidelines established by the board. The assets used as cover for over-the-counter options written by the fund will be considered illiquid unless the options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

    Restricted securities are not registered under the Securities Act of 1933, as amended ('Securities Act'), and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

    Not all restricted securities are illiquid. To the extent that foreign securities are freely tradable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a 'safe harbor' from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

    The board has delegated the function of making day-to-day determinations of liquidity to Brinson Advisors pursuant to guidelines approved by the board. Brinson Advisors takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Brinson Advisors monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

    Brinson Advisors also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Brinson Advisors will consider what action would be in the best interest of the fund and its shareholders. Such action may include engaging in an orderly dispostion of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special 'tri-party' custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by Brinson Advisors to present minimum credit risks.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

    Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or trustee or receiver may receive an extension of time to determine whether to enforce that fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

    COUNTERPARTIES. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, Brinson Advisors, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

    INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other investment companies, subject to limitations under the Investment Company Act. Among other things, these limitations currently restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investment in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The fund may invest in the shares of other investment companies when in the judgment of Brinson Advisors, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.

    SPDRS ('STANDARD & POOR'S DEPOSITARY RECEIPTS'). The fund may invest in SPDRs. SPDRs are exchange-traded securities that represent ownership in long-term unit investment trusts established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index.

    To the extent the fund invests in SPDRs, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. Indirectly then, fund shareholders may pay higher operational costs than if they owned the underlying investments directly.

Additionally, the fund's investment in SPDRs is subject to limitations under the Investment Company Act and market availability.

    The price of a SPDR is derived from and based upon the securities it holds. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stocks, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of SPDRs are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting a SPDR could adversely affect the liquidity and value of the shares of the fund.

    LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Brinson Advisors deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Brinson Advisors. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Brinson Advisors. In determining whether to lend securities to a particular broker-dealer or institutional investor, Brinson Advisors will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

    Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS PaineWebber, another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which UBS PaineWebber acted as lending agent. UBS PaineWebber also has been approved as a borrower under the fund's securities lending program.

    SHORT SALES 'AGAINST THE BOX.' Short sales of securities the fund owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns are known as short sales 'against the box'. To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the fund, and the fund is obligated to replace the securities borrowed at a date in the future. When the fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. The fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales 'against the box.'

    The fund might make a short sale 'against the box' to hedge against market risks when Brinson Advisors believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of securities the fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment value or conversion premiums of such securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date for such securities at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment. The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the fund's total assets, including the value of when-issued and delayed delivery securities held by the fund, exceeds its net assets.

    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or liquid securities on the books of its custodian marked to market daily, in an amount at least equal to its obligations under the commitment. The fund may sell the right to acquire the security prior to delivery if Brinson Advisors deems it advantageous to do so, which may result in a gain or loss to the fund.

    MONEY MARKET INVESTMENTS. The fund may invest in money market investments for liquidity, in anticipation of shareholder redemptions of fund shares, or when the fund is unable to purchase or sell sufficient securities due to market restrictions or diversification and illiquid security limitations imposed by the Investment Company Act. Such investments include, among other things, (1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities,
(6) bonds issued by foreign issuers, (7) repurchase agreements and (8) other investment companies that invest exclusively in money market instruments.

INVESTMENT LIMITATIONS OF THE FUND

    FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowing limitation in fundamental limitation number 3, the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

    The fund will not:

        (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

        The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

        (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities, and provided that the fund will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the composition of the Highlighted Stocks list.

        (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

        (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

        The following interpretation applies to but is not part of this fundamental restriction: The fund's investments in master notes, funding agreements and similar instruments will not be considered to be the making of a loan.

        (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

        (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

        (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    The fund will not:

        (1) invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

        (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (3) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (4) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

        (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                    STRATEGIES USING DERIVATIVE INSTRUMENTS

    GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. The fund may use a variety of financial instruments ('Derivative Instruments'), including certain options, futures contracts (sometimes referred to as 'futures'), options on futures contracts and swaps. The fund may enter into transactions involving one or more type of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the fund are described below.

    The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If Brinson Advisors is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

    Options on Securities and Foreign Currencies -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

    Options on Securities Indices -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

    Securities Index Futures Contracts -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, a contract is closed out prior to its expiration date.

    Interest Rate and Foreign Currency Futures Contracts -- Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    Options on Futures Contracts -- Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

    GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The fund may use Derivative Instruments to simulate full investment when it is impractical to invest substantially all of its assets in stocks that are on the Highlighted Stocks list or while retaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses). The fund also may use Derivative Instruments to attempt to reduce the risk of adverse price movements ('hedge') while investing cash received from investor purchases of fund shares or selling securities to meet shareholder redemptions. In addition, the fund also may use Derivative Instruments to enhance income or return, to reduce transaction costs and to facilitate trading.

    Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    The fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a long straddle when Brinson Advisors believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a short straddle when Brinson Advisors believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

    Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad stock market sectors in which the fund has invested or expects to invest. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.

    The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading

Commission ('CFTC'). In addition, the fund's ability to use Derivative Instruments may be limited by tax considerations. See 'Taxes.'

    In addition to the products, strategies and risks described below and in the Prospectus, Brinson Advisors may discover additional opportunities in connection with Derivative Instruments and with hedging, income and return strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Brinson Advisors may utilize these opportunities for the fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

    SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

    (1) Successful use of most Derivative Instruments depends upon the ability of Brinson Advisors to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While Brinson Advisors is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the fund entered into a short hedge because Brinson Advisors projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

    (4) As described below, the fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. The fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

    COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities, currencies or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of the fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

    OPTIONS. The fund may purchase put and call options, and write (sell) covered put or call options on securities in which it invests and related indices and on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. The fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable the fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by the fund would be considered illiquid to the extent described under 'The Fund's Investments, Related Risks and
Limitations -- Illiquid Securities.'

    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, European-style options can only be exercised immediately prior to their expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

    The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

    The fund may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

    The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the fund will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with it, there is no assurance that the fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

    If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    The fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

    FUTURES. The fund may purchase and sell securities index futures contracts, interest rate futures contracts and foreign currency futures contracts. The fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, the fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

    The fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The fund will engage in this strategy only when it is more advantageous to the fund than is purchasing the futures contract.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of the fund's obligations to or from a futures broker. When the fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of futures or related options can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If the fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

    LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The fund's use of futures and related options is governed by the following guideline, which can be changed by its board without shareholder vote:

        To the extent the fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are 'in-the-money') may not exceed 5% of its net assets.

    FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. The fund may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. In addition, the fund may use these strategies to adjust exposure to different currencies or to maintain an exposure to foreign currencies while maintaining a cash balance for fund management purposes or in anticipation of future investments. Such currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

    The fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which Brinson Advisors believes will have a positive correlation to the value of the currency being hedged. In addition, the fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the fund owned securities denominated in a foreign currency and Brinson Advisors believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as 'cross hedging.' Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

    The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

    Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

    FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges -- for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges -- for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

    The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

    As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

    The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

    LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

    SWAP TRANSACTIONS. The fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the 'notional principal amount') for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates rather than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

    The fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its bond portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other derivatives strategies.

    The fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Since segregated accounts will be established with respect to such transactions, Brinson Advisors believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the fund's borrowing restrictions. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in 'The Fund's Investment, Related Risks and Limitations -- Segregated Accounts.' The fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

    The fund will enter into interest rate swap transactions only with banks and recognized securities dealers or their respective affiliates believed by Brinson Advisors to present minimal credit risk in accordance with guidelines established by the fund's board. If there is a default by the other party to such a transaction, the fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

               ORGANIZATION OF THE TRUST; TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    The Trust was organized on November 21, 1986 as a business trust under the laws of the Commonwealth of Massachusetts and presently has two operating series. The Trust is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of the Trust as applicable, for each existing or future series, par value $0.001 per share.

    The Trust is governed by a board of trustees which oversees its operations. The trustees (sometimes referred to as 'board members') and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

     NAME AND ADDRESS; AGE       POSITION WITH THE TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
     ---------------------       -----------------------  ----------------------------------------
Margo N. Alexander**'D'; 54              Trustee          Mrs. Alexander is an executive vice
                                                          president and a director of
                                                          UBS PaineWebber (since March 1984).
                                                          She was chief executive officer of Brinson
                                                          Advisors from January 1995 to October
                                                          2000, a director (from January 1995 to
                                                          September 2001) and chairman (from
                                                          March 1999 to September 2001) of
                                                          Brinson Advisors. Mrs. Alexander is a
                                                          director or trustee of 22 investment
                                                          companies for which Brinson Advisors,
                                                          UBS PaineWebber or one of their
                                                          affiliates serves as investment advisor, sub-
                                                          advisor or manager.

Richard Q. Armstrong; 66                 Trustee          Mr. Armstrong is chairman and principal of
R.Q.A. Enterprises                                        R.Q.A. Enterprises (management consulting
One Old Church Road                                       firm) (since April 1991 and principal
Unit #6                                                   occupation since March 1995). He is also a
Greenwich, CT 06830                                       director of AlFresh Beverages Canada, Inc. (a
                                                          Canadian beverage subsidiary of Alfresh Foods
                                                          Inc.) (since October 2000). Mr. Armstrong was
                                                          chairman of the board, chief executive
                                                          officer and co-owner of Adirondack Beverages
                                                          (producer and distributor of soft drinks and
                                                          sparkling/still waters) (October 1993-March
                                                          1995). He was a partner of The New England
                                                          Consulting Group (management consulting firm)
                                                          (December 1992-September 1993). He was
                                                          managing director of LVMH U.S. Corporation
                                                          (U.S. subsidiary of the French luxury goods
                                                          conglomerate, Louis Vuitton Moet Hennessey
                                                          Corporation) (1987-1991) and chairman of its
                                                          wine and spirits subsidiary, Schieffelin &
                                                          Somerset Company (1987-1991). Mr. Armstrong
                                                          is a director or trustee of 22 investment
                                                          companies for which Brinson Advisors, UBS
                                                          PaineWebber or one of their affiliates serves
                                                          as investment advisor, sub-advisor or
                                                          manager.

     NAME AND ADDRESS; AGE       POSITION WITH THE TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
     ---------------------       -----------------------  ----------------------------------------
David J. Beaubien; 67                    Trustee          Mr. Beaubien is chairman of Yankee
101 Industrial Road                                       Environmental Systems, Inc., a
Turners Falls, MA 01376                                   manufacturer of meteorological measuring
                                                          systems. Prior to January 1991, he was
                                                          senior vice president of EG&G, Inc., a
                                                          company which makes and provides a
                                                          variety of scientific and technically
                                                          oriented products and services. He is
                                                          also director of IEC Electronics, Inc.,
                                                          a manufacturer of electronic assemblies.
                                                          From 1985 to January 1995, Mr. Beaubien
                                                          served as a director or trustee on the
                                                          boards of the Kidder, Peabody & Co.
                                                          Incorporated mutual funds. Mr. Beaubien
                                                          is a director or trustee of 22
                                                          investment companies for which Brinson
                                                          Advisors, UBS PaineWebber or one of
                                                          their affiliates serves as investment
                                                          advisor, sub-advisor or manager.

E. Garrett Bewkes, Jr.*'D'; 75    Trustee and Chairman    Mr. Bewkes serves as a consultant to
                                     of the Board of      UBS PaineWebber (since May 1999). Prior
                                        Trustees          to November 2000, he was a director of
                                                          Paine Webber Group Inc. ('PW Group,'
                                                          formerly the holding company of
                                                          UBS PaineWebber and Brinson Advisors)
                                                          and prior to 1996, he was a consultant
                                                          to PW Group. Prior to 1988, he was
                                                          chairman of the board, president and
                                                          chief executive officer of American
                                                          Bakeries Company. Mr. Bewkes is a
                                                          director of Interstate Bakeries
                                                          Corporation. Mr. Bewkes is a director or
                                                          trustee of 32 investment companies for
                                                          which Brinson Advisors, UBS PaineWebber
                                                          or one of their affiliates serves as
                                                          investment advisor, sub-advisor or
                                                          manager.

     NAME AND ADDRESS; AGE       POSITION WITH THE TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
     ---------------------       -----------------------  ----------------------------------------
Richard R. Burt; 54                      Trustee          Mr. Burt is chairman of IEP Advisors,
1275 Pennsylvania Ave., N.W.                              LLP (international investments and
Washington, DC 20004                                      consulting firm) (since March 1994) and
                                                          a partner of McKinsey & Company
                                                          (management consulting firm) (since
                                                          1991). He is also a director of Archer-
                                                          Daniels-Midland Co. (agricultural
                                                          commodities), Hollinger International
                                                          Co. (publishing), six investment
                                                          companies in the Deutsche Bank family of
                                                          funds, nine investment companies in the
                                                          Flag Investors family of funds, The
                                                          Central European Fund, Inc. and The
                                                          Germany Fund, Inc., vice chairman of
                                                          Anchor Gaming (provides technology to
                                                          gaming and wagering industry) (since
                                                          July 1999) and chairman of Weirton Steel
                                                          Corp. (makes and finishes steel
                                                          products) (since April 1996). He was the
                                                          chief negotiator in the Strategic Arms
                                                          Reduction Talks with the former Soviet
                                                          Union (1989-1991) and the U.S.
                                                          Ambassador to the Federal Republic of
                                                          Germany (1985-1989). Mr. Burt is a
                                                          director or trustee of 22 investment
                                                          companies for which Brinson Advisors,
                                                          UBS PaineWebber or one of their
                                                          affiliates serves as investment advisor,
                                                          sub-advisor or manager.

Meyer Feldberg; 59                       Trustee          Mr. Feldberg is Dean and Professor of
Columbia University                                       Management of the Graduate School of
101 Uris Hall                                             Business, Columbia University. Prior to
New York, NY 10027                                        1989, he was president of the Illinois
                                                          Institute of Technology. Dean Feldberg
                                                          is also a director of Primedia, Inc.
                                                          (publishing), Federated Department
                                                          Stores, Inc. (operator of department
                                                          stores), Revlon, Inc. (cosmetics) and
                                                          Select Medical Inc. (healthcare
                                                          services). Dean Feldberg is a director
                                                          or trustee of 30 investment companies
                                                          for which Brinson Advisors, UBS
                                                          PaineWebber or one of their affiliates
                                                          serves as investment advisor,
                                                          sub-advisor or manager.

George W. Gowen; 72                      Trustee          Mr. Gowen is a partner in the law firm
666 Third Avenue                                          of Dunnington, Bartholow & Miller. Prior
New York, NY 10017                                        to May 1994, he was a partner in the law
                                                          firm of Fryer, Ross & Gowen. Mr. Gowen
                                                          is a director or trustee of 30
                                                          investment companies for which Brinson
                                                          Advisors, UBS PaineWebber or one of
                                                          their affiliates serves as investment
                                                          advisor, sub-advisor or manager.

     NAME AND ADDRESS; AGE       POSITION WITH THE TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
     ---------------------       -----------------------  ----------------------------------------
William W. Hewitt, Jr.****; 73           Trustee          Mr. Hewitt is retired. Since 1988, he
c/o Brinson Advisors, Inc.                                has served as a director or trustee on
51 West 52nd Street                                       the boards of the Guardian Life
New York, NY 10019-6114                                   Insurance Company mutual funds. From
                                                          1990 to January 1995, Mr. Hewitt served
                                                          as a director or trustee on the boards
                                                          of the Kidder, Peabody & Co.
                                                          Incorporated mutual funds. From
                                                          1986-1988, he was an executive vice
                                                          president and director of mutual funds,
                                                          insurance and trust services of Shearson
                                                          Lehman Brothers Inc. From 1976-1986, he
                                                          was president of Merrill Lynch Funds
                                                          Distributor, Inc. Mr. Hewitt is a
                                                          director or trustee of 22 investment
                                                          companies for which Brinson Advisors,
                                                          UBS PaineWebber or one of their
                                                          affiliates serves as investment advisor,
                                                          sub-advisor or manager.

Morton Janklow; 71                       Trustee          Mr. Janklow is senior partner of Janklow
598 Madison Avenue                                        & Nesbit Associates, an international
Princeton, NJ 08540                                       literary agency representing leading
                                                          authors in their relationships with
                                                          publishers and motion picture,
                                                          television and multi-media companies,
                                                          and of counsel to the law firm of
                                                          Janklow & Ashley. Mr. Janklow is a
                                                          director or trustee of 22 investment
                                                          companies for which Brinson Advisors,
                                                          UBS PaineWebber or one of their
                                                          affiliates serves as investment advisor,
                                                          sub-advisor or manager.

     NAME AND ADDRESS; AGE       POSITION WITH THE TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
     ---------------------       -----------------------  ----------------------------------------
Frederic V. Malek; 64                    Trustee          Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Ave, N.W.                               Partners (merchant bank) and chairman of
Suite 350                                                 Thayer Hotel Investors III, Thayer Hotel
Washington, DC 20004                                      Investors II and Lodging Opportunities
                                                          Fund (hotel investment partnerships).
                                                          From January 1992 to November 1992, he
                                                          was campaign manager of Bush-Quayle '92.
                                                          From 1990 to 1992, he was vice chairman
                                                          and, from 1989 to 1990, he was president
                                                          of Northwest Airlines Inc. and NWA Inc.
                                                          (holding company of Northwest Airlines
                                                          Inc.). Prior to 1989, he was employed by
                                                          the Marriott Corporation (hotels,
                                                          restaurants, airline catering and
                                                          contract feeding), where he most
                                                          recently was an executive vice president
                                                          and president of Marriott Hotels and
                                                          Resorts. Mr. Malek is also a director of
                                                          Aegis Communications Inc.
                                                          (tele-services), American Management
                                                          Systems, Inc. (management consulting and
                                                          computer related services), Automatic
                                                          Data Processing, Inc. (computing
                                                          services), CB Richard Ellis, Inc. (real
                                                          estate services), FPL Group, Inc.
                                                          (electric services), Classic Vacation
                                                          Group (packaged vacations), Manor Care,
                                                          Inc. (health care) and Northwest
                                                          Airlines Inc. Mr. Malek is a director or
                                                          trustee of 22 investment companies for
                                                          which Brinson Advisors, UBS PaineWebber
                                                          or one of their affiliates serves as
                                                          investment advisor, sub-advisor or
                                                          manager.

Carl W. Schafer; 65                      Trustee          Mr. Schafer is president of the Atlantic
66 Witherspoon Street, #1100                              Foundation (charitable foundation). He
Princeton, NJ 08542                                       is a director of Labor Ready,
                                                          Inc. (temporary employment), Roadway
                                                          Express, Inc. (trucking), The Guardian
                                                          Group of Mutual Funds, the Harding,
                                                          Loevner Funds, E.I.I. Realty Trust
                                                          (investment company), Electronic
                                                          Clearing House, Inc. (financial
                                                          transactions processing), Frontier Oil
                                                          Corporation and Nutraceutix, Inc.
                                                          (biotechnology company). Prior to
                                                          January 1993, he was chairman of the
                                                          Investment Advisory Committee of the
                                                          Howard Hughes Medical Institute. Mr.
                                                          Schafer is a director or trustee of 22
                                                          investment companies for which Brinson
                                                          Advisors, UBS PaineWebber or one of
                                                          their affiliates serves as investment
                                                          advisor, sub-advisor or manager.

     NAME AND ADDRESS; AGE       POSITION WITH THE TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
     ---------------------       -----------------------  ----------------------------------------
William D. White; 67                     Trustee          Mr. White is retired. From
P.O. Box 199                                              February 1989 through March 1994, he
Upper Black Eddy, PA 18972                                was president of the National League of
                                                          Professional Baseball Clubs. Prior to
                                                          1989, he was a television sportscaster
                                                          for WPIX-TV, New York. Mr. White served
                                                          on the Board of Directors of Centel from
                                                          1989 to 1993 and until recently on the
                                                          board of directors of Jefferson Banks
                                                          Incorporated, Philadelphia, PA. Mr.
                                                          White is a director or trustee of 22
                                                          investment companies for which Brinson
                                                          Advisors, UBS PaineWebber or one of
                                                          their affiliates serves as investment
                                                          advisor, sub-advisor or manager.

T. Kirkham Barneby*; 55              Vice President       Mr. Barneby is a managing director and
                                                          chief investment officer-quantitative
                                                          investments of Brinson Advisors. Mr.
                                                          Barneby is a vice president of 9
                                                          investment companies for which Brinson
                                                          Advisors, UBS PaineWebber or one of
                                                          their affiliates serves as investment
                                                          advisor, sub-advisor or manager.

Thomas Disbrow***; 35              Vice President and     Mr. Disbrow is a director and a senior
                                   Assistant Treasurer    manager of the mutual fund finance
                                                          department of Brinson Advisors. Prior to
                                                          November 1999, he was a vice president
                                                          of Zweig/Glaser Advisers. Mr. Disbrow is
                                                          a vice president and assistant treasurer
                                                          of 22 investment companies for which
                                                          Brinson Advisors, UBS PaineWebber or one
                                                          of their affiliates serves as investment
                                                          advisor, sub-advisor or manager.

Amy R. Doberman**; 39              Vice President and     Ms. Doberman is an executive director
                                        Secretary         and general counsel of Brinson Advisors.
                                                          From December 1996 through July 2000,
                                                          she was general counsel of Aeltus
                                                          Investment Management, Inc. Prior to
                                                          working at Aeltus, Ms. Doberman was a
                                                          Division of Investment Management
                                                          Assistant Chief Counsel at the SEC. Ms.
                                                          Doberman is a vice president and
                                                          secretary of 22 investment companies and
                                                          secretary of two investment companies
                                                          for which Brinson Advisors,
                                                          UBS PaineWebber or one of their
                                                          affiliates serves as investment advisor,
                                                          sub-advisor or manager.

     NAME AND ADDRESS; AGE       POSITION WITH THE TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
     ---------------------       -----------------------  ----------------------------------------
Elbridge T. Gerry III*; 44           Vice President       Mr. Gerry is a managing director and
                                                          chief investment officer -- fixed income
                                                          of Brinson Advisors. Mr. Gerry is a vice
                                                          president of 11 investment companies for
                                                          which Brinson Advisors, UBS PaineWebber
                                                          or one of their affiliates serves as
                                                          investment advisor, sub-advisor or
                                                          manager.

Kevin J. Mahoney***; 36            Vice President and     Mr. Mahoney is a director and a senior
                                   Assistant Treasurer    manager of the mutual fund finance
                                                          department of Brinson Advisors. From
                                                          August 1996 through March 1999, he was
                                                          the manager of the mutual fund internal
                                                          control group of Salomon Smith Barney.
                                                          Mr. Mahoney is a vice president and
                                                          assistant treasurer of 22 investment
                                                          companies for which Brinson Advisors,
                                                          UBS PaineWebber or one of their
                                                          affiliates serves as investment advisor,
                                                          sub-advisor or manager.

Emil Polito*; 41                     Vice President       Mr. Polito is an executive director and
                                                          head of investment support and mutual
                                                          fund services of Brinson Advisors. From
                                                          July 2000 to October 2000, he was a
                                                          senior manager of investment systems at
                                                          Dreyfus Corp. Prior to July 2000, Mr.
                                                          Polito was a senior vice president and
                                                          director of operations and control for
                                                          Brinson Advisors. Mr. Polito is a vice
                                                          president of 22 investment companies for
                                                          which Brinson Advisors, UBS PaineWebber
                                                          or one of their affiliates serves as
                                                          investment advisor, sub-advisor or
                                                          manager.

Paul H. Schubert***; 38            Vice President and     Mr. Schubert is an executive director
                                        Treasurer         and head of the mutual fund finance
                                                          department of Brinson Advisors. Mr.
                                                          Schubert is a vice president and
                                                          treasurer of 22 investment companies and
                                                          treasurer and principal accounting
                                                          officer of two investment companies for
                                                          which Brinson Advisors, UBS PaineWebber
                                                          or one of their affiliates serves as
                                                          investment advisor, sub-advisor or
                                                          manager.

     NAME AND ADDRESS; AGE       POSITION WITH THE TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
     ---------------------       -----------------------  ----------------------------------------
Brian M. Storms*; 47                    President         Mr. Storms is chief operating officer
                                                          (since September 2001) and president of
                                                          Brinson Advisors (since March 1999). Mr.
                                                          Storms was chief executive officer of
                                                          Brinson Advisors from October 2000 to
                                                          September 2001. He was president of
                                                          Prudential Investments (1996-1999).
                                                          Prior to joining Prudential, he was a
                                                          managing director at Fidelity
                                                          Investments. Mr. Storms is president of
                                                          22 investment companies and president
                                                          and trustee of 2 investment companies
                                                          for which Brinson Advisors, UBS
                                                          PaineWebber or one of their affiliates
                                                          serves as investment advisor,
                                                          sub-advisor or manager.

Keith A. Weller**; 40              Vice President and     Mr. Weller is a director and senior
                                   Assistant Secretary    associate general counsel of Brinson
                                                          Advisors. Mr. Weller is a vice president
                                                          and assistant secretary of 22 investment
                                                          companies for which Brinson Advisors,
                                                          UBS PaineWebber or one of their
                                                          affiliates serves as investment advisor,
                                                          sub-advisor or manager.

---------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

*** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.

**** Address for mailing purposes only.

'D' Mrs. Alexander and Mr. Bewkes are 'interested persons' of the fund as defined in the Investment Company Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

    Each board member who is not an 'interested person' receives, in the aggregate from Brinson and PACE Select mutual funds, an annual retainer of $50,000 and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson and vice chairperson of the Audit and Contract Review Committee receives annually $12,500 and $7,500, respectively. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such mutual funds (or each relevant mutual fund in the case of a special meeting) pro rata based on the mutual funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of Brinson Advisors or one of its affiliates presently receives any compensation from the fund for acting as a board member or officer.

    The table below includes certain information relating to the compensation of the current board members and the compensation of those board members from all funds for which Brinson Advisors or UBS PaineWebber served as an investment advisor, sub-advisor or manager during the periods indicated.

                             COMPENSATION TABLE'D'

                                                                 AGGREGATE       TOTAL COMPENSATION
                                                               COMPENSATION      FROM THE TRUST AND
                 NAME OF PERSON, POSITION                    FROM THE TRUST(1)   THE FUND COMPLEX(2)
                 ------------------------                    -----------------   -------------------
Richard Q. Armstrong, Trustee..............................       $ 9,860             $108,232
David J. Beaubien, Trustee(3)..............................             0               69,000
Richard R. Burt, Trustee...................................         9,410              108,232
Meyer Feldberg, Trustee....................................         9,860              173,982
George W. Gowen, Trustee...................................        11,362              173,982
William W. Hewitt, Trustee(3)..............................             0               75,000
Morton L. Janklow, Trustee(3)..............................             0               65,000
Frederic V. Malek, Trustee.................................         9,860              108,232
Carl W. Schafer, Trustee...................................         9,860              106,372
William D. White, Trustee(3)...............................             0               65,000

---------

'D' Only independent board members are compensated by the funds for which Brinson Advisors or UBS PaineWebber serves as investment advisor, sub-advisor or manager; board members who are 'interested persons,' as defined by the Investment Company Act, do not receive compensation from the Brinson funds.

(1) Represents total fees paid by the Trust to each board member for the fiscal year ended September 30, 2001. These fees are allocated in part to the fund and in part to the other series of the Trust.

(2) Represents fees paid during the calendar year ended December 31, 2000 to each board member by: (a) 33 investment companies in the case of Messrs. Armstrong, Burt, Malek and Schafer; (b) 37 investment companies in the case of Messrs. Feldberg and Gowen; and (c) one investment company in the case of Messrs. Beaubien, Hewitt, Janklow and White for which Brinson Advisors,
    UBS PaineWebber or one of their affiliates served as investment advisor, sub-advisor or manager. None of these funds has a bonus, pension, profit sharing or retirement plan.

(3) This person did not commence serving on the Trust's board until September 2001 and therefore did not receive compensation from the Trust during the fiscal year ended September 30, 2001.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    As of October 15, 2001, trustees and officers of the Trust owned in the aggregate less than 1% of the outstanding shares of any class of the fund.

    As of October 15, 2001, the fund's records showed the following shareholders as owning 5% or more of any class of the fund's shares.

                                                               PERCENTAGE OF
                                                              CLASS Y SHARES
                                                                OWNED AS OF
                     NAME AND ADDRESS*                       OCTOBER 15, 2001
                     -----------------                       -----------------
Karl G. Mangold
Janet L. Mangold
Community Property.........................................       19.56%

---------

* The shareholders listed may be contacted c/o Brinson Advisors, Inc., Attn:
  Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.

                    INVESTMENT ADVISORY, ADMINISTRATION AND
                      PRINCIPAL UNDERWRITING ARRANGEMENTS

    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Brinson Advisors acts as the investment advisor and administrator of the fund pursuant to a contract ('Advisory Contract') with the Trust. Under the Advisory Contract, the fund pays Brinson Advisors a fee, computed daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

    For the fiscal year ended September 30, 2001 and the period December 2, 1999 (commencement of operations) through September 30, 2000, Brinson Advisors earned (or accrued) advisory and administration fees of $7,687,649 and $11,425,383, respectively. During these periods, Brinson Advisors voluntarily waived $7,905 and $22,702, respectively, of its fee under the Advisory Contract in connection with the fund's investment of cash collateral from securities lending in a private investment vehicle managed by Brinson Advisors.

    Under the terms of the Advisory Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by Brinson Advisors. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by Brinson Advisors; (3) organizational expenses;
(4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees who are not interested persons of the fund or Brinson Advisors; (6) all expenses incurred in connection with the trustees' services, including travel expenses;
(7) taxes (including any income or franchise taxes) and governmental fees;
(8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates;
(13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof;
(17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment (19) expenses incident to any dividend, withdrawal or redemption options; (20) charges and expenses of any outside pricing service used to value portfolio securities; (21) interest on borrowings of the fund; and
(22) fees or expenses related to license agreements with respect to securities indices.

    Under the Advisory Contract, Brinson Advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Brinson Advisors in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities, on 60 days' written notice to Brinson Advisors or by Brinson Advisors on 60 days' written notice to the fund.

    UBS Warburg makes the Global Investment Strategy Group, headed by Edward M. Kerschner, available to consult with Brinson Advisors regarding the development of investment themes and stocks covered by the Research Department. Mr. Kerschner is UBS Warburg's Chief Global Strategist and Chairman of its Investment Policy Committee. UBS Warburg does not receive a fee for these consulting services.

    SECURITIES LENDING. For the fiscal year ended September 30, 2001 and the period December 2, 1999 (commencement of operations) through September 30, 2000, the fund paid (or accrued) $42,262 and $104,297, respectively to UBS PaineWebber for its services as securities lending agent.

    PERSONAL TRADING POLICIES. The fund and Brinson Advisors each have adopted a code of ethics under Rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

    PRINCIPAL UNDERWRITING ARRANGEMENTS. Brinson Advisors acts as the principal underwriter of each class of shares of the fund pursuant to a principal underwriting contract with the Trust ('Principal Underwriting Contract'). The Principal Underwriting Contract requires Brinson Advisors to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. Brinson Advisors has entered into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares.

    Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of the fund adopted by the fund in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, respectively, a 'Class A Plan,' 'Class B Plan' and 'Class C Plan,' and collectively, 'Plans'), the fund pays Brinson Advisors a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan and the Class C Plan, the fund pays Brinson Advisors a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the applicable class of shares. There is no distribution plan with respect to the fund's Class Y shares and the fund pays no service or distribution fees with respect to its Class Y shares.

    Brinson Advisors uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

    Brinson Advisors uses the distribution fees under the Class B and Class C Plans to offset the commission it pays to dealers for selling the fund's
Class B and Class C shares, respectively, and to offset its marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. Brinson Advisors also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to Brinson Advisors' distribution activities.

    Brinson Advisors compensates investments professionals when Class B and Class C shares are bought by investors, as well as on an ongoing basis.

    Brinson Advisors receives the proceeds of the initial sales charge paid when Class A and Class C shares are bought and of the deferred sales charge paid upon sales of Class A, Class B and Class C shares. These proceeds also may be used to cover distribution expenses.

    The Plans and the Principal Underwriting Contract specify that the fund must pay service and distribution fees to Brinson Advisors for its service-and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Brinson Advisors' expenses for the fund exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if Brinson Advisors' expenses are less than such fees, it will retain its full fees and realize a profit. Annually, the board reviews the Plans and Brinson Advisors' corresponding expenses for each class of shares of the Fund separately from the Plans and expenses attributable to the other classes of shares.

    Among other things, each Plan provides that (1) Brinson Advisors will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not 'interested persons' of the fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class and (4) while the Plan remains in effect, the selection and nomination of board members who are not 'interested persons' of the fund shall be committed to the discretion of the board members who are not 'interested persons' of the fund.

    In reporting amounts expended under the Plans to the board members, Brinson Advisors allocates expenses attributable to the sale of each class of the fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the fund's shares will not be used to subsidize the sale of any other class of fund shares.

    The fund paid (or accrued) the following service and/or distribution fees to Brinson Advisors under Class A plan, Class B plan and Class C plan for the fiscal year ended September 30, 2001:

Class A.......................................  $  783,722
Class B.......................................   4,070,396
Class C.......................................   2,932,263

    Brinson Advisors estimates that it incurred the following shareholder service-related and distribution-related expenses with respect to the fund during the fiscal year ended September 30, 2001:

                                    CLASS A

Marketing and advertising.....................   $736,615
Amortization of commissions...................          0
Printing of Prospectuses and SAIs.............      1,764
Branch network costs allocated and interest
  expense.....................................    743,321
Service fees paid to investment
  professionals...............................    297,815

                                    CLASS B

Marketing and advertising.....................  $  959,522
Amortization of commissions...................   1,873,278
Printing of Prospectuses and SAIs.............       2,272
Branch network costs allocated and interest
  expense.....................................   1,336,282
Service fees paid to investment
  professionals...............................     386,688

                                    CLASS C

Marketing and advertising.....................    $690,210
Amortization of commissions...................     835,296
Printing of Prospectuses and SAIs.............       1,617
Branch network costs allocated and interest
  expense.....................................     696,726
Service fees paid to investment
  professionals...............................     278,565

    'Marketing and advertising' includes various internal costs allocated by Brinson Advisors to its efforts at distributing the fund's shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Brinson Advisors. 'Branch network costs allocated and interest expense' consist of an allocated portion of the expenses of various departments involved in the distribution of the fund's shares, including the retail branch system of UBS PaineWebber, the sole dealer for the fund's shares during this period and 'service fees paid to investment professionals' represents compensation paid by UBS PaineWebber to its financial advisors.

    In approving the fund's overall Flexible Pricing'sm' system of distribution, the board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

    In approving the Class A Plan, the Class B Plan and the Class C Plan, the board considered all the features of the distribution system and the anticipated benefits to the fund and its shareholders. With regard to each Plan, the board considered, as relevant (1) the conditions under which different combinations of initial sales charges and/or deferred sales charges would be imposed and the amount of such charges, (2) Brinson Advisors' belief that the different combinations of initial sales charges, deferred sales charges, service fees and distribution fees would be attractive to dealers and investment professionals, resulting in greater growth of the fund than might otherwise be the case,
(3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Brinson Advisors, (5) the services provided by dealers pursuant to each dealer agreement with Brinson Advisors and
(6) Brinson Advisors' shareholder service-related and, where applicable, distribution-related expenses and costs. With respect to the Class B Plan, the board members also recognized that Brinson Advisors' willingness to compensate dealers without the concomitant receipt by Brinson Advisors of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

    With respect to each Plan, the board considered all compensation that Brinson Advisors would receive under that Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and deferred sales charges. The board also considered the benefits that would accrue to Brinson Advisors under each Plan in that Brinson Advisors would receive service, distribution, advisory and administration fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if that Plan were successful and the fund attained and maintained significant asset levels.

    Under the Principal Underwriting Contract and prior similar principal underwriting contracts between the fund and Brinson Advisors for the Class A shares for the periods set forth below, Brinson Advisors earned the following approximate amounts of sales charges and retained the following approximate amounts, net of reallowances to UBS PaineWebber as dealer.

                                                                             FOR THE PERIOD
                                                     FOR THE FISCAL YEAR    DECEMBER 2, 1999
                                                            ENDED               THROUGH
                                                     SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                     ------------------    ------------------
Earned.............................................       $635,789            $17,479,812
Retained...........................................         46,876                251,578

    Brinson Advisors earned and retained the following deferred sales charges paid upon certain redemptions of shares for the fiscal year ended September 30, 2001:

Class A..................................................            $        0
Class B..................................................             2,692,656
Class C..................................................               127,300

                             PORTFOLIO TRANSACTIONS

    Subject to policies established by the board, Brinson Advisors is responsible for the execution of the fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Brinson Advisors seeks to obtain the best net results for the fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Brinson Advisors generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The fund may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. During the fiscal year ended September 30, 2001 and the period December 2, 1999 (commencement of operations) through September 30, 2000, the fund paid $1,980,821 and $1,545,863, respectively in brokerage commissions.

    The fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Brinson Advisors or its affiliates, including
UBS PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any other affiliated broker are reasonable and fair. Specific provisions in the Advisory Contract authorize Brinson Advisors and any of its affiliates that is a member of a national securities exchange to effect portfolio transactions for the fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal year ended September 30, 2001 and the period December 2, 1999 (commencement of operations) through September 30, 2000, the fund paid no brokerage commissions to UBS PaineWebber or any other affiliate of Brinson Advisors.

    Transactions in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. The fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of Brinson Advisors and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

    In selecting brokers, Brinson Advisors will consider the full range and quality of a broker's services. Consistent with the interests of the fund and subject to the review of the board, Brinson Advisors may cause the fund to purchase and sell portfolio securities through brokers who provide Brinson Advisors with brokerage or research services. The fund may pay those brokers a higher commission than may be charged by other brokers, provided that Brinson Advisors determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of Brinson Advisors to the fund and its other clients.

    Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons, and government representatives.

    During the fiscal year ended September 30, 2001, Brinson Advisors directed no transactions to brokers chosen because they provided research services.

    For purchases or sales with broker-dealer firms that act as principal, Brinson Advisors seeks best execution. Although Brinson Advisors may receive certain research or execution services in connection with these transactions, Brinson Advisors will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Brinson Advisors may consider the sale of shares of the fund and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the fund, subject to its duty to seek best execution. Brinson Advisors may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

    Research services and information received from brokers or dealers are supplemental to Brinson Advisors' own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by Brinson Advisors in advising other funds or accounts and, conversely, research services furnished to Brinson Advisors by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

    Investment decisions for the fund and for other investment accounts managed by Brinson Advisors are made independently of each other in light of differing considerations for the various accounts.

However, the same investment decision may occasionally be made for the fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

    The fund will not purchase securities that are offered in underwritings in which UBS PaineWebber, Brinson Advisors or any of their affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that UBS PaineWebber or any other affiliate or Brinson Advisors thereof not participate in or benefit from the sale to the fund.

    As of September 30, 2001, the fund did not own any securities issued by its regular broker-dealers.

    PORTFOLIO TURNOVER. The fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. The fund's portfolio turnover rate for the fiscal year ended September 30, 2001 and the period December 2, 1999 (commencement of operations) through September 30, 2000 was 244% and 121%, respectively. The increase in portfolio turnover for the most recent fiscal year was mostly attributable to volatile markets and more frequent additions to and deletions from the Highlighted Stocks list.

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

    WAIVERS OF SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

     Acquire shares in connection with a reorganization pursuant to which the fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

     Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

    REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of the fund may reinstate their account without a sales charge by notifying the transfer agent, PFPC Inc. ('PFPC'), of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption will also be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in 'Taxes -- Special Rule for Class A Shareholders' below.

    PAYMENTS BY BRINSON ADVISORS -- CLASS B SHARES. For purchases of Class B shares in amounts of less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.

    PAYMENTS BY BRINSON ADVISORS -- CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As principal underwriter of the Class Y shares, Brinson Advisors may, from time to time make payments out of its own resources to dealers who sell Class Y shares of the Family Funds ('Family Funds' include Brinson funds, PACE Select funds and other funds for which Brinson Advisors or any of its affiliates serve as principal underwriter).

    ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the fund may be exchanged for shares of the corresponding class of other Family Funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

    If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

    The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ('NYSE') is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time.

    FINANCIAL INSTITUTIONS. The fund may authorize financial institutions or their agents, to accept on its behalf purchase and redemption orders that are in 'good form' in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when a financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

    AUTOMATIC INVESTMENT PLAN -- CLASS A, CLASS B AND CLASS C SHARES. Brinson Advisors or your investment professional may offer an automatic investment plan with a minimum initial investment of $1,000 through which the fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund's Class A, Class B or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of 'dollar cost averaging.' When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, a shareholder should consider his or her financial ability to continue purchases through periods of both low and high price levels. A shareholder should also consider whether a large, single investment in Class B or Class C shares would qualify for Class A sales load reductions.

    AUTOMATIC CASH WITHDRAWAL PLAN -- CLASS A, CLASS B AND CLASS C SHARES. The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

     Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

     Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

    Withdrawals under the automatic cash withdrawal plan will not be subject to a deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

    An investor's participation in the automatic cash withdrawal plan will terminate automatically if the 'Initial Account Balance' (a term that means the value of the fund account at the time the investor elects to participate in the automatic cash withdrawal plan), less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of the fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, your investment professional will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the fund's automatic cash withdrawal plan. The payments generally are transmitted (and can be wired to client account as well as mailed) approximately five Business Days (defined under 'Valuation of Shares') after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an automatic cash withdrawal plan from their investment professionals or PFPC at 1-800-647-1568.

    INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs in which purchases of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

    TRANSFER OF ACCOUNTS. If investors holding Class A, Class B, Class C or Class Y shares of the fund in a brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a dealer agreement with Brinson Advisors relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

                          CONVERSION OF CLASS B SHARES

    Class B shares of the fund will automatically convert to Class A shares of the fund, based on the relative net asset value per share of each class, as of the close of business on the first Business Day (as defined under 'Valuation of Shares') of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

                              VALUATION OF SHARES

    The fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Securities that are listed on U.S. and foreign exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Brinson Advisors as the primary market. Securities traded in the over-the-counter market and listed on The Nasdaq Stock Market ('Nasdaq') normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of Brinson Advisors, the fair value of the security. Securities and other assets for which market quotations are not readily available may be valued based upon appriasals received from an outside pricing service using a computerized matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities also may be valued based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All cash, receivables and current payables are carried at their face value. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.

    All investments quoted in foreign currency will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the fund's custodian. Foreign currency exchange rates are generally determined prior to the close of regular trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events would not be reflected in the computation of the fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the board. The foreign currency exchange transactions of the fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by less than one-tenth of one percent due to the costs of converting from one currency to another.

                            PERFORMANCE INFORMATION

    Past performance of the Highlighted Stocks list does not predict future results of the Highlighted Stocks list or the fund. Materials showing any performance of the Highlighted Stocks list do not reflect performance for the fund, which is managed by Brinson Advisors and the results of which will vary from the performance of the Highlighted Stocks list. The fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in the fund's Performance Advertisements are calculated according to the following formula:

        P(1 + T)'pp'n   =  ERV
where:              P   =  a hypothetical initial payment of $1,000 to purchase shares of a specified class
                    T   =  average annual total return of shares of that class
                    n   =  number of years
                    ERV =  ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A and Class C shares, the maximum sales charge of 5.5% and 1%, respectively, is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

    The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

    The following tables show performance information for each class of the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual returns.

  CLASS                                      CLASS A     CLASS B     CLASS C     CLASS Y
(INCEPTION DATE)                            (12/2/99)   (12/2/99)   (12/2/99)   (12/2/99)
----------------                            ---------   ---------   ---------   ---------
Year ended September 30, 2001:
    Standardized Return*..................  (51.09)%    (51.12)%    (49.60)%    (47.99)%
    Non-Standardized Return...............  (48.22)%    (48.55)%    (48.55)%    (47.99)%

Inception to September 30, 2001:
    Standardized Return*..................  (37.28)%    (37.20)%    (36.14)%    (35.08)%
    Non-Standardized Return...............  (35.32)%    (35.79)%    (35.79)%    (35.08)%

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* All Standardized Return figures for Class A and Class C shares reflect deduction of the current maximum sales charge of 5.5% and 1%, respectively. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or deferred sales charge; therefore, the performance information is the same for both standardized return and non-standardized return for the periods indicated.

    OTHER INFORMATION. In Performance Advertisements, the fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Inc. ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data, Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), or with the performance of recognized stock, bond and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in Performance Advertisements may be in graphic form

    Ratings may include criteria relating to portfolio characteristics in addition to performance information. In connection with a ranking, a fund may also provide additional information with respect to the ranking, such as the particular category to which it relates, the number of funds in the category, the criteria on which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

                                     TAXES

    BACKUP WITHHOLDING. The fund is required to withhold up to 30.5% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or Brinson Advisors or the applicable dealer with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

    SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of the fund's shares for shares of another Family Fund generally will have similar tax consequences. In addition, if the fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

    SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares of the fund within 90 days of purchase and subsequently acquires Class A shares of the fund or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Family Fund shares subsequently acquired.

    CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain and net gains from certain foreign currency transactions), determined without regard to any deduction for dividends paid ('Distribution Requirement') and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ('Income Requirement'); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

    By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of the investment company taxable income that it distributes to shareholders. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

    OTHER INFORMATION. Dividends and other distributions the fund declares in December of any year that are payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January.

    A portion of the dividends (whether paid in cash or in additional fund shares) from the fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the fund receives from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

    If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

    Dividends and interest received, and gains realized, by the fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

    The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

    The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and forward currency contracts the fund derives with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

    Certain futures contracts and listed nonequity options (such as those on a securities index) in which the fund may invest may be subject to section 1256 of the Internal Revenue Code ('section 1256 contracts'). Any section 1256 contracts the fund holds at the end of each taxable year generally must be 'marked-to-market' (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to the fund. The fund may elect not to have the foregoing rules apply to any 'mixed straddle' (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

    Offsetting positions in any actively traded security, option or futures contract entered into or held by the fund may constitute a 'straddle' for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the fund's gains and losses with respect to positions of the straddle by requiring, among other things, that
(1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain 'wash sale' rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and 'short sale' rules applicable to straddles. Different elections are available to the fund, which may mitigate the effects of the straddle rules, particularly with respect to 'mixed straddles.'

    When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

    If the fund has an 'appreciated financial position' -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than 'straight debt') or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a 'constructive sale' of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by the fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

    The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the fund and to dividends and other distributions therefrom.

                               OTHER INFORMATION

    MASSACHUSETTS BUSINESS TRUST. The Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund or the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the board members or by any officers or officer by or on behalf of the Trust or the fund, the board members or any of them in connection with the Trust. The Declaration of

Trust provides for indemnification from the fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which Brinson Advisors believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability would be entitled to reimbursement from the general assets of the fund. The board members intend to conduct the fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

    CLASSES OF SHARES. The fund consists of Class A shares, Class B shares, Class C shares and Class Y shares. Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 shares and Sub-Class B-4 shares. A share of each class of the fund represents an identical interest in the fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C and Class Y shares will differ.

    VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust (which has more than one series) may elect all of the board members of the Trust. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a rule 12b-1 Plan as it relates to the class. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

    The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust.

    CLASS-SPECIFIC EXPENSES. The fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

    PRIOR NAMES. Prior to June 4, 2001, the Trust was known as 'PaineWebber Managed Investments Trust' and the fund was known as 'PaineWebber Strategy Fund.'

    CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. The custodian employs foreign sub-custodians approved by the board in accordance with applicable requirements under the Investment Company Act to provide custody of the foreign assets of the fund outside the United States. PFPC, a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as the fund's transfer and dividend disbursing agent.

    COUNSEL. The law firm of Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the Trust and the fund. Dechert also acts as counsel to Brinson Advisors in connection with other matters. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as independent counsel to the Independent Trustees.

    AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the fund.

                              FINANCIAL STATEMENTS

    The fund's Annual Report to shareholders for its fiscal period ended September 30, 2001 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.

                                  ------------



                                                                         Brinson
                                                                   Strategy Fund

                                      ------------------------------------------

                                             Statement of Additional Information

                                                                November 5, 2001

                                      ------------------------------------------


'c'2001 Brinson Advisors, Inc. All rights reserved.


                              STATEMENT OF DIFFERENCES
                              ------------------------

The copyright symbol shall be expressed as................................ 'c'
The dagger symbol shall be expressed as................................... 'D'
The service mark symbol shall be expressed as............................. 'sm'
*Characters normally expressed as superscript shall be preceded by........ 'pp'